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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        MARCH 30, 1998 (MARCH 25, 1998)

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                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                          1-12844                    58-1468053
(State or Other                (Commission File             (I.R.S. Employer
Jurisdiction of                      Number)                 Identification
Incorporation)                                                   Number)


          359 EAST PACES FERRY ROAD
          SUITE 400
          ATLANTA, GEORGIA                                      30305
      (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)

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ITEM 5.  OTHER EVENTS.

                  On March 25, 1998, the Company entered into a terms agreement with J.C. Bradford & Co., L.L.C. (the "Underwriter") relating to the sale by the Company to the Underwriter of 443,623 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at a price of $32.1219 per share, resulting in aggregate proceeds to the Company of $14,250,014 before payment of offering expenses by the Company. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. This offering closed on March 30, 1998. The Underwriter purchased the Common Stock for resale to the sponsor of Select Real Estate Trust FT 244, a newly formed unit investment trust (the "Trust"), at an aggregate purchase price of $14,475,003, resulting in an aggregate underwriting discount of $224,989. The sponsor intends to deposit the shares of Common Stock into the Trust in exchange for units in the Trust. The initial units of the Trust will be sold to investors at an initial public offering price based on the net asset value of securities in the Trust; for purposes of this calculation, the value of the Common Stock was $33.8125, the last reported sale price of the Common Stock on the New York Stock Exchange on March 25, 1998.

                  A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

  Exhibit No.                         Description
  ----------                          -----------
       1           Terms Agreement dated March 25, 1998 by and between the Company and
                   J.C. Bradford & Co., L.L.C. and related Underwriting Agreement
                   (Underwriting  Agreement filed as Exhibit 1.1 to the Company's
                   Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JDN REALTY CORPORATION



                                     By:  /s/ William J. Kerley
                                          -----------------------------------
                                          William J. Kerley
                                          Chief Financial Officer


Date:  March 30, 1998


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                                INDEX TO EXHIBITS

 Exhibit No.                           Description
 -----------                           -----------
      1             Terms Agreement dated March 25, 1998 by and between the Company and
                    J.C. Bradford & Co., L.L.C. and related Underwriting Agreement
                    (Underwriting  Agreement filed as Exhibit 1.1 to the Company's
                    Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

      5             Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company

      8             Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company

      23            Consent of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company (included in Exhibits 5 and 8)